Exhibit 10.16



                        AMENDMENT TO EMPLOYMENT AGREEMENT




         This Amendment is made and entered into as of 20th day of October, 2003, by and between THE BANK OF SOUTHERN CONNECTICUT, INC., and SOUTHERN CONNECTICUT BANCORP, INC., having its principal place of business in New Haven, Connecticut (hereinafter referred to as the "Employer") and JOSEPH V. CIABURRI, residing in West Haven, Connecticut (hereinafter referred to as the "Employee").

                               W I T N E S S E T H

         WHEREAS, the Employer and the Employee have entered into an employment agreement as of January 23, 2001; and

         WHEREAS, it is in the interest of both parties to amend the employment agreement;

         NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereto, intending to be legally bound, do hereby mutually covenant and agree as follows:

1.       Paragragh 2. of the Agreement shall be amended to read as follows:

                  2. Term of Employment. The Term of Employment shall commence on the opening day of operation of the Employer as a bank and shall end on December 31, 2007; PROVIDED, HOWEVER, that the Employer shall have the right to terminate the Employee's employment on December 31, 2006 if the Employer notifies the Employee at least six (6) months prior to the end of such date of its desire to terminate. The term of Employment shall automatically be extended at the end of the initial term and each extension thereafter for an additional twelve (12) month period; provided that either party may serve written notice to the other at least six (6) months prior to the end of the initial term and each twelve (12) month extension of its desire that the period of employment not be further automatically extended, in which event there shall thereafter be no further automatic extensions. Notwithstanding the foregoing, the term of Employment shall end if sooner terminated as provided in Section 6.

2.       Paragraph 4 (a) shall be amended to read as follows:

                  (a) Commencing on October 1, 2003 the Employer shall pay the Employee a base salary at the rate of ONE HUNDRED EIGHTY THOUSAND DOLLARS ($180,000.00) for each twelve (12) months of employment, or such larger sum as the Board of Directors of Employer may from time to time determine. However the base salary for each successive twelve month period shall be no less than that determined under the following subparagraph (b). Such compensation shall be payable in accordance with normal payroll practices of Employer.
         3. In all other respects the employment agreement dated January 23, 2001 is hereby ratified and confirmed.

Witnesses:                                 EMPLOYER:
                                           THE BANK OF SOUTHERN
                                           CONNECTICUT, INC.

/S/ A. Millman, October 20, 2003           By /S/ Elmer Laydon, October 20, 2003
--------------------------------              ----------------------------------
                                               ELMER LAYDON
                                               Its Vice Chairman

Witnesses:                                 EMPLOYER:
                                           SOUTHERN CONNECTICUT BANCORP, INC.
/S/ A. Millman, October 20, 2003           By /S/ Elmer Laydon, October 20,2003
--------------------------------              ----------------------------------
                                               ELMER LAYDON
                                               Its Vice Chairman

                                           EMPLOYEE:
/S/ A. Millman, October 20, 2003       /S/ Joseph V. Ciaburri, October 20, 2003
--------------------------------          --------------------------------------
                                               JOSEPH V. CIABURRI

STATE OF CONNECTICUT )
                     ) ss.: New Haven
COUNTY OF            )

                    On this the 20th day of Oct, 2003, before me, Elmer Laydon, the undersigned officer, personally appeared
, known to me (or satisfactorily proven) to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained, as his free act and deed.

                                           /S/ Jorge L. Perez
                                           -----------------------------------
                                           Commissioner of the Superior Court/
                                           Notary Public

                                           My commission expires 10/31/03



STATE OF CONNECTICUT )
                     ) ss.: New Haven
COUNTY OF            )


                    On this the 20th day of Oct, 2003, before me, Joseph V. Ciaburri, the


undersigned  officer,  personally  appeared                           ,
known to me (or satisfactorily proven) to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained, as his free act and deed.

                                           /S/ Jorge L. Perez, October 20, 2003
                                           ------------------------------------
                                           Commissioner of the Superior Court/
                                           Notary Public
                                           My commission expires 10/31/03


STATE OF CONNECTICUT )
                     ) ss.:
COUNTY OF            )


                    On this the    day of            , 2003, before me,
 , the undersigned officer, personally appeared JOSEPH V. CIABURRI, known to me (or satisfactorily proven) to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained, as his free act and deed.

                                           _____________________________________
                                           Commissioner of the Superior Court/
                                           Notary Public